May 2021 to combine with Exhibit 99.2

Disclaimer 2 This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed acquisition (the “Transaction”) of BluJay Topco Limited (“BluJay”) by E2open Parent Holdings, Inc. (the “Company”). The information contained herein does not purport to be all-inclusive and none of BluJay, the Company or their respective directors, officers, stockholders or affiliates or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation or any other written or oral communication communicated to the recipient in the course of the recipient's evaluation of the Company or BluJay. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of the Company, BluJay, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and BluJay and is intended for the recipient hereof only. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon them merits of the Transaction or the accuracy or adequacy of this Presentation. Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s or BluJay’s future financial or operating performance. For example, projections of future Revenue, Adjusted Adj. EBITDA, Gross Margin and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and BluJay and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Transaction; (2) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the Transaction and any definitive agreements with respect thereto; (3) the inability to complete the Transaction due to the failure to obtain approval of the shareholders of the Company, to obtain financing to complete the Transaction or to satisfy other conditions to closing; (4) changes to the proposed structure of the Transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Transaction; (5) the ability to meet stock exchange listing standards following the consummation of the Transaction; (6) the risk that the Transaction disrupts current plans and operations of the Company as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the Company’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company nor BluJay undertakes any duty to update these forward-looking statements. Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted Adj. EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes where presented on each page of this Presentation or to the appendix found at the end of this Presentation for a reconciliation of these measures to what the Company believes are the most directly comparable measure evaluated in accordance with GAAP. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue, Adjusted Adj. EBITDA or Gross Margin, for the Company's fiscal years 2021 through 2022. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Actual results may differ as a result of the completion of the Company's quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s nor BluJay’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data In this Presentation, the Company and BluJay rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither the Company nor BluJay has independently verified the accuracy or completeness of any such third-party information. You are cautioned not to give undue weight to such industry and market data. This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the ™, ℠, ©, or ® symbols, but the Company and BluJay will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Additional Information In connection with the proposed Transaction, the Company intends to file with the SEC a preliminary proxy statement on Schedule 14A , and after the proxy statement has cleared review by the SEC, if any, the Company will mail a definitive proxy statement relating to the proposed Transaction to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. the Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and other documents filed in connection with the proposed Transaction, as these materials will contain important information about the Company, BluJay and the Transaction. When available, the definitive proxy statement and other relevant materials for the proposed Transaction will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Transaction. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Transaction. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s final prospectus dated March 29, 2021 related to the registration of certain securities after the consummation of the business combination between CC Neuberger Principal Holdings I and E2open, LLC , which was filed with the SEC on March 31, 2021 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: E2open Parent Holdings, Inc., 9600 Great Hills Trail, Suite 300E, Austin, TX 78759. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Transaction when available. BluJay and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be included in the proxy statement for the proposed Transaction when available.

Risk Factors 3 Risk Factors Related To E2open Risks Related to E2open’s Business and Operations The ongoing COVID-19 pandemic, including the resulting global economic uncertainty, measures taken in response to the pandemic and changes to the way our customers are operating their businesses, could materially impact our business and future results of operations and financial condition. If we are unable to sell products to new customers or to sell additional products or upgrades to our existing customers, it could adversely affect our revenue growth and operating results. Our business depends on customers renewing their subscription agreements. Any decline in renewal or net retention rates could harm our future operating results. Our large customers have substantial negotiating leverage, which may require that we agree to terms and conditions that result in increased cost of sales, decreased revenue, and lower average selling prices and gross margins, all of which could harm our results of operations. Adverse or weakened general economic and market conditions may reduce spending on supply chain technology and information, which could harm our revenue, results of operations, and cash flows. Because our long-term success depends on our ability to operate our business internationally and increase sales of our products to customers located outside of the United States, our business is susceptible to risks associated with international operations. Our success depends in part on our ability to develop and market new and enhanced solutions modules, and we may not be able to do so, or do so quickly enough to respond to changes in demand. Even if we anticipate changes in demand, it may be difficult for us to transition existing customers to new versions of our solutions. The market for cloud-based supply chain management solutions is still evolving. If this market develops more slowly than we expect, our revenue may decline or fail to grow, and we may incur additional operating losses. The information we source from third parties for inclusion in our knowledge databases may not be accurate and complete, our trade experts may make errors in interpreting legal and other requirements when processing this information, and our trade content may not be updated on a timely basis, which can expose our customers to fines and other substantial claims and penalties. Because we generally recognize revenue from subscriptions for our services over the term of the subscription, downturns or upturns in new business may not be immediately reflected in our operating results. We face intense competition, and our failure to compete successfully would make it difficult for us to add and retain customers and would impede the growth of our business. We may not be able to adequately protect our proprietary and intellectual property rights in our data or technology. Acquisitions present many risks that could have a material adverse effect on our business and results of operations. Businesses that we acquire may have greater than expected liabilities for which we become responsible. Charges to earnings resulting from acquisitions may adversely affect our operating results. If we fail to maintain adequate operational and financial resources, particularly if we continue to grow rapidly, we may be unable to execute our business plan or maintain high levels of service and customer satisfaction. Given many of our key customers are enterprise customers, our sales cycle is longer and more expensive, and we may encounter pricing pressure and implementation and configuration challenges. We have experienced rapid growth in recent periods, and our recent growth rates may not be indicative of our future growth. We may experience quarterly fluctuations in our operating results due to a number of factors which makes our future results difficult to predict and could cause our operating results to fall below expectations or our guidance. Our failure to raise additional capital or generate cash flows necessary to expand our operations and invest in new technologies in the future could reduce our ability to compete successfully and harm our results of operations. We are subject to various global data privacy and security regulations, which could result in additional costs and liabilities to us. Cyber-attacks and security vulnerabilities could result in serious harm to our reputation, business, and financial condition. Interruptions or performance problems associated with our internal infrastructure, and its reliance on technologies from third parties, may adversely affect our ability to manage our business and meet reporting obligations. Interruptions or performance problems associated with our products, including disruptions at any third-party data centers upon which we rely, may impair our ability to support our customers. We leverage third-party software for use with our solution. Performance issues, errors and defects, or failure to successfully integrate or license necessary third-party software could cause delays, errors, or failures of our solution, increases in our expenses and reductions in our sales, which could materially and adversely affect our business and results of operations. If we fail to integrate our products with a variety of operating systems, software applications, platforms and hardware that are developed by others or ourselves, our products may become less competitive or obsolete and our results of operations would be harmed. Material defects or errors in our products could harm our reputation, result in significant costs to us and impair our ability to sell our products. Our management team has limited experience managing a public company. We may be subject to litigation for any of a variety of claims, which could adversely affect our business, results of operations, and financial condition. Our use of open source software could negatively affect our ability to sell our products and subject us to possible litigation. We may in the future be sued by third parties for various claims including alleged infringement of proprietary intellectual property rights. We may be subject to liability if we breach our contracts, and our insurance may be inadequate to cover our losses. Changes in laws and regulations related to the internet or changes in the internet infrastructure itself may diminish the demand for our platform and could harm our business. We are subject to sanctions, anti-corruption, anti-bribery, and similar laws, and non-compliance with such laws can subject us to criminal penalties or significant fines and harm our business and reputation. Changes in existing financial accounting standards or practices may harm our results of operations. Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of SOX could impair our ability to produce timely and accurate financial statements or comply with applicable regulations and have a material adverse effect on our business. Risks Related to E2open’s Business and Operations (cont’d) We have a significant amount of goodwill and intangible assets on our balance sheet, and our results of operations may be adversely affected if we fail to realize the full value of our goodwill and intangible assets. Unanticipated changes in our effective tax rate and additional tax liabilities may impact our financial results. Changes in tax laws or regulations in the various tax jurisdictions we are subject to that are applied adversely to us or our paying customers could increase the costs of our products and services and harm our business. Our results of operations may be harmed if we are required to collect sales or other related taxes for subscriptions to our products and services in jurisdictions where we have not historically done so. Our ability to use our net operating loss carryforwards may be subject to limitation. We will incur increased costs and obligations as a result of being a public company. Our Sponsor and its affiliates, together with affiliates of Insight Partners, will beneficially own a significant equity interest in us and their interests may conflict with us or your interests. Our results of operations may differ significantly from the unaudited pro forma financial data included in this prospectus. The Company is a holding company and its only material asset is its interest in E2open Holdings, and it is accordingly dependent upon distributions made by its subsidiaries to pay taxes, make payments under the Tax Receivable Agreement and pay dividends. Pursuant to the Tax Receivable Agreement, the Company is required to pay to the Blocker Sellers and/or the Flow-Through Sellers, as applicable, 85% of the tax savings that the Company realizes as a result of increases in tax basis in E2open’s assets resulting from the sale of E2open units for the consideration paid pursuant to the Business Combination Agreement and the future exchange of Common Units for shares of Class A Common Stock (or cash) pursuant to the Third Amended and Restated Limited Liability Company Agreement, and certain pre-existing tax attributes of the Blockers, as well as certain other and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement, and those payments may be substantial. In certain cases, payments under the Tax Receivable Agreement may exceed the actual tax benefits the Company realizes or be accelerated. Risks Related to E2open’s Indebtedness Our substantial level of indebtedness and significant leverage may materially adversely affect our ability to raise additional capital to fund our operations and limit our ability to react to changes in the economy or our industry. Despite our current leverage, we and our subsidiaries may still be able to incur substantially more indebtedness, including secured indebtedness. This could further exacerbate the risks that we and our subsidiaries face. Our variable rate indebtedness subjects us to interest rate risk, which could cause our debt service obligations to increase significantly. Our debt agreements contain restrictions that limit our flexibility in operating our business. We may not be able to generate sufficient cash to service all of our indebtedness, and may be forced to take other actions to satisfy our obligations under our indebtedness, which may not be successful. A lowering or withdrawal of the ratings assigned to our debt securities by rating agencies may increase our future borrowing costs and reduce our access to capital.

Risk Factors (cont’d) 4 Risk Factors Related To E2open (cont’d) Risks Related to Ownership of E2open’s Securities The NYSE may not continue to list our securities, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. A significant portion of our Class A Common Stock is restricted from immediate resale, but may be sold into the market in the future. This could cause the market price of our Class A Common Stock to drop significantly, even if our business is doing well. We may issue additional shares of our Class A Common Stock or other equity securities without your approval, which would dilute your ownership interests and may depress the market price of your shares. A market for our securities may not continue, which would adversely affect the liquidity and price of our securities. The price of our securities may be volatile. If securities or industry analysts do not publish or cease publishing research or reports about us, our business, or our market, or if they change their recommendations regarding our Class A Common Stock adversely, then the price and trading volume of our securities could decline. Our charter designates a state court within the State of Delaware, to the fullest extent permitted by law, as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit the ability of our stockholders to obtain a favorable judicial forum for disputes with us or with our directors, officers or employees and may discourage stockholders from bringing such claims. We may amend the terms of the warrants in a manner that may be adverse to holders of Public Warrants with the approval by the holders of at least 50% of the then outstanding Public Warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of shares of Class A Common Stock purchasable upon exercise of a warrant could be decreased, all without your approval. Our warrants may have an adverse effect on the market price of our Class A Common Stock. We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to emerging growth companies, this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies. Risk Factors Related To BluJay The Group relies on its IT systems and any material disruption to its IT systems could have a material adverse effect on the Group. The Group’s business depends on acquiring new sales through digital marketing channels and its direct sales force. The success and growth of the Group’s business depends upon its ability to continuously innovate, develop and market new software solutions to meet the changing logistics and transportation requirements of shippers, logistics service providers (“LSPs”), freight forwarders and brokers. Actual, possible or perceived defects, disruptions or vulnerabilities in the Group’s software solutions, may cause a decline in revenues and profits. The Group’s reputation and business may be negatively impacted by decisions to discontinue or restrict development expenditure on certain software solutions. The Group’s business is dependent on the quality of its customer experience, and failure to offer high quality customer experience could have a material adverse effect on sales and results of operations. The Group may be unable to adequately protect its intellectual property proprietary rights and prevent others from making unauthorised use of them. The Group’s growth relies on its ability to continue to generate revenue, and increase the revenue it can generate, from its significant customers. The loss of any of these significant customers or a significant reduction in their purchases from the Group, including as a result of customer consolidation, could have a material adverse effect on the Group. If the Group fails to integrate its software solutions with a variety of operating systems, software applications, platforms, mobile devices and hardware, its software solutions may become less competitive. The Group is subject to cyber security risks and security breaches. The international scale of the Group’s sales and operations exposes it to additional risks and expense that could materially and adversely affect its business, financial condition, results of operations and prospects. Adverse global economic events or prolonged economic uncertainties or downturns could materially adversely affect the Group’s business, financial condition, results of operations and prospects and may reduce spending on supply chain technology and information. The Group is exposed to fluctuations in foreign currency exchange. The global COVID-19 outbreak and the global response could affect the Group’s business and operations. The information that the Group sources from third parties for inclusion in its global trade, compliance and customs software solutions may not be accurate and complete or updated on a timely basis, which can expose its customers to fines and other substantial claims and penalties. If the Group is unable to maintain and enhance its brand or if the Group’s reputation and business is harmed it could have a material adverse impact the Group’s business, financial condition, results of operations and prospects. The Group uses third party software and other intellectual property in its software solutions, including incorporating “open source” software. Any inability to continuously use such software or other intellectual property in the future could have a material adverse impact the Group’s business, financial condition, results of operations and prospects. The Group relies on the performance of highly skilled personnel including the senior management team and other key employees. The Group may become subject to claims of intellectual property infringement by third parties that, regardless of merit, could result in litigation and could negatively impact the Group’s business, financial condition, results of operations and prospects. The Group may face difficulty integrating acquired companies and businesses into the Group and may face risks in acquiring companies and businesses in the future. Insurance policies of the Group may not provide adequate levels of coverage against all claims. The market for cloud-based supply chain software solutions is still evolving. If this market develops more slowly than the Group expects, its revenue may decline or fail to grow, and the Group may be materially adversely affected. The Group operates in an intensely competitive market and should it not be able to compete effectively against its competitors then it is likely to lose market share which could have a material adverse effect on the business, financial condition, results of operations and prospects of the Group. The United Kingdom’s withdrawal from the European Union may have a negative effect on global economic conditions, financial markets and the Group’s business, financial condition, results of operations and prospects. Business Combination Risk Factors The Group’s success could be impacted by the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed, or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits or synergies of the proposed business combination or that the approval of the stockholders is not obtained. If the business combination’s benefits do not meet the expectations of investors or securities analysts, the market price of the combined entity’s securities, may decline.

5 Today’s presenters Michael Farlekas President & CEO 25 year supply chain software executive with operational, commercial and leadership expertise Andrew Kirkwood CEO 25+ years of leadership experience across sales, marketing and product development within supply chain and SaaS 24+ years of senior finance and leadership positions Jarett Janik CFO Pawan Joshi, PhD EVP, Products & Strategy 17+ years at E2open with expertise in supply chain strategy, operations and technology E2open Experience Chinh Chu Founder and CEO, CC Capital Deep Shah Co-President, Francisco Partners Martin Fichtner Managing Director, Temasek Ryan Hinkle Managing Director, Insight Partners SUPPORTED BY WORLD-CLASS SUPPLY CHAIN INVESTORS

Digitizing supply chains is one of the largest transformations at enterprises today Drawing greater focus and spend than ever before Supply chains have increased in complexity Disruptions have exacerbated operational flaws C-suites hyper-focused as driver of revenue (1) Company estimate based on third-party consultant research. 6 Pre-COVID high single digit growth(1) Post-COVID 12%+ market growth(1)

End-to-end connectivity from sourcing to planning to execution Real-time visibility across the entire supply chain Intelligent AI / ML applications for full supply chain orchestration Multi-directional data to enable collaboration across all participants 7 Efficiency is table stakes Supply chains have evolved from driving efficiencies to supporting growth, impacting top and bottom line SUPPLY CHAIN IS A STRATEGIC IMPERATIVE As the decision elevates to the C-suite, the value proposition of a unified, end-to-end platform is amplified

Strategic combination of supply chain planning and execution supported by leading global trade network 8 Option 2 TBU PT Option 2

Compelling strategic and financial combination 9 $1bn+ potential value creation Note: E2open FYE 2/28. BluJay FYE 3/31. (1) Combined company cost base calculated as Revenue – Adj. EBITDA.

Transaction is set at 20.1x Adj. EBITDA multiple post cost synergies, accretive to E2open shareholders

Consideration	▪ Implied transaction value of ~$1.7bn, based on closing price of $12.76 as of May 25, 2021 – Purchase consideration includes 72.4m shares of Class A Common Stock and ~$760 million cash, which includes the repayment of debt and is subject to certain adjustments ▪ Represents 20.1x[1] FY 2022E Adj. EBITDA including $20m of run-rate cost savings
Financing	▪ E2open has raised a $300m PIPE prior to announcement ▪ E2open has obtained a commitment for a $380m tack-on to its first lien term loan – Pro forma net leverage expected to be ~4.1x[1,2,3] at closing and ~3.5x by the end of FY22E (2/28/22)[4] ▪ BluJay's shareholders will receive Class A Common Stock for ~60% of their existing equity
Management & Governance	▪ Expanding Board of Directors to include representatives from Francisco Partners and Temasek ▪ Access to high-caliber management at BluJay, deepening the E2open bench and skill base
Expected Close	▪ Expected to close Q3 CY 2021 ▪ Subject to regulatory approvals and customary closing conditions

Note: E2open FYE 2/28, BluJay FYE 3/31.

(1) PF Adj. EBITDA includes Management's estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change.

(2) FY22E PF Adj. EBITDA includes $20m of run-rate cost synergies.

(3) Leverage based on E2open balance sheet estimate for Q2 FY22E at illustrative close of transaction.

(4) FY23E PF Adj. EBITDA includes $20m of run-rate cost synergies.

10

A highly strategic combination

E2OPEN	Combined	BLUJAY SOLUTIONS
$370m[1] FY22E Revenue	$558m FY22E Revenue	$188m FY22E Revenue
83% Subscription Revenue	82% Subscription Revenue	80% Subscription Revenue
95% / 107%[2] Gross / Net Retention	10%+ Long-term Organic Revenue Growth	93% / 105%[3] Gross / Net Retention
73%[1] FY22E Adjusted Gross Margin	71% FY22E Adjusted Gross Margin	68% FY22E Gross Margin
$121m / 33%[1] FY22E Adj. EBITDA / Margin	$204m / 37%[4] PF FY22E Adj. EBITDA Margin	$64m / 34%[5] FY22E Adj. EBITDA / Margin
300+ Enterprise Customers	600+[6] Enterprise Customers	300+ Enterprise Customers
220k+ Network Participants	270k+[6] Network Participants	50k+ Network Participants

Note: Management Estimates. E2open FYE 2/28. BluJay FYE 3/31.
E2open's Revenue and Gross Profit reflect Non-GAAP figures per company disclosure.
(1) Reflects mid-point of current financial outlook for FY22E.
(2) Management estimate for FY22E of normalized churn excluding acquisition-related and COVID-19 related churn.
(3) Gross retention reflects management estimate of downsell and normalized churn excluding acquisition-related churn. Net retention reflects management estimate of upsell and price increases net of downsell and normalized churn excluding acquisition-related churn. Reflects FY21.
(4) PF FY22E Adj. EBITDA includes $20m of run-rate cost synergies.
(5) Management's estimate of preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change.
(6) Reflects preliminary combined company statistics across E2open and BluJay, and does not take into account potential overlap. Enterprise customer defined as >$100k in spend.

11

Increased conviction on exceeding 10%+ on a PF basis COMBINED COMPANY ADDITIONAL REVENUE POTENTIAL  ✔ Market Growth  ✔  ✔ Revenue Optimization  ✔  ✔ Bundling  ✔  ✔ New Logo Sales  ✔  ✔ Partnerships  ✔ Data & Analytics  ✔  ✔ Source: Management and Company financials. Standalone organic growth building blocks Long-Term Base Organic Growth 12

13 E2open’s strong value proposition drives sustainable differentiation and competitive advantage Unified platform with a single interface for all participants to access and collaborate Harmony Recognized leader in artificial intelligence / machine learning-driven algorithmic applications Applications Ability to harmonize and synchronize disparate data into decision-grade data Data Connections to multi-tier sources of data and content across 270K+ enterprises Network E2open’s sustainable competitive advantage (1) 270K+ reflects preliminary combined trading partners across E2open and BluJay, and does not take into account potential overlap. (2) Recognized leader by Gartner, IDC and Nucleus Research. (1) (2)

14 E2open’s cloud-based platform offers end-to-end supply chain capabilities SUPPLY CHAIN DIGITAL TWIN CHANNEL SHAPING DEMAND SENSING BUSINESS PLANNING TRANSPORTATION & LOGISTICS COLLABORATIVE MANUFACTURING SUPPLY MANAGEMENT GLOBAL TRADE MANAGEMENT E2NET E2OPEN’S UNIQUE ADVANTAGE IS ITS COMBINATION OF NETWORK, DATA AND APPLICATIONS IN A SINGLE PLATFORM

Intelligent Applications Demand Sensing Business Planning Collaborative Manufacturing Supply Management Channel Shaping Transportation & Logistics Global Trade Management Trading Partners Internal Systems CRM ERP Point Solutions Ocean Transportation Manufacturing Site Consumers / Partners Retailers Raw Materials Supplier External Partners Connect to adjacent ecosystems and trading partners on other networks E2open’s data model connects a vast network E2OPEN’S CORE TECHNOLOGY PLATFORM ENABLES SEAMLESS INTEGRATION OF ACQUIRED APPLICATIONS AND DATASETS 15

MobileSTAR TMS for Shippers LSP Platform TMS for Forwarders Global Customs Management BluIQ by BluJay 16 BluJay is a global SaaS-based, logistics execution platform Please provide 2-3 options to see if we can do a couple versions of this maybe a better format the information Please match formatting style to the pdf in this folder Data See & Solve Network Connect & Collaborate Applications Automate & Optimize Data Visualization Collaboration Global Trade Management Transportation Management Last Mile Supplier / Client Portals LSP Portal Customer Portal BluJay Carrier Network Parcel

17 BluJay adds considerable capabilities to E2open's platform, enhancing logistics execution Ocean Carriers Real-time visibility into ocean carrier’s fleet Ensures compliance with multi-regional regulations and guidelines Multiple partners can leverage technology through common platform Over-the-Road Carriers Leading solution for carriers delivering goods on-land Automated processes include real-time tendering, updates, and invoicing Real-time market data delivered via proprietary products Forwarders Multi-modal solution for multiple languages, currencies and time zones Automates key workflows and processes, reducing cost and time required for each shipment Manufacturers Real-time visibility and access to 50,000+ trade partners Global trade network helps manage customs, warehouse process flows, and compliance concerns in real-time Customers Offerings Yard Management Last Mile / Parcel Dropship Commerce BluIQ Cut down verbiage in the bottom Adjust for Ocean Carriers, Core customer category for E2open Core customer category for BluJay ENHANCING E2OPEN’S LOGISTICS NETWORK WILL DRIVE SUBSTANTIAL ROI FOR CUSTOMERS

Combination strengthens E2open’s leading, differentiated platform 18 Transportation & Logistics BluJay’s Transportation solutions meaningfully expand E2open’s transportation management and freight forwarding capabilities Combined company will provide a comprehensive suite of multi-modal solutions to all logistics ecosystem participants PHYSICAL SUPPLY CHAIN Customers Retailers Resellers Distributors Warehouses Customs Co-Packers Internal/ External Mfrs. Suppliers 3PLs/FFs/ Transport SUPPLY CHAIN DIGITAL TWIN GLOBAL TRADE MANAGEMENT TRANSPORTATION & LOGISTICS COLLABORATIVE MANUFACTURING SUPPLY MANAGEMENT The client asked for this slide that we somehow highlight the “Global Trade Management” and “Transportation & Logistics” boxes a bit more. To be honest – I am not really sure how to do this and still have it look good.   We showed them the bigger boxes and they did not like it – maybe some kind of shading or circle around it? Was hoping you could take a crack. Global Trade Management Enhances E2open’s existing Global Trade platform with key offerings in customs declarations and filings Expanded scale of trade network enables greater global proprietary datasets to enhance analytic insights

19 Combination expands global trade network Demand Ecosystem Global Trade Ecosystem Supply Ecosystem Logistics Ecosystem 2m Resellers $2bn Claims processed per quarter 40m Channel sales transactions per month 94m Channel inventory transactions per month 12m Annual export pre-customs entry lines 92m Daily restricted party list screenings 183 Countries covered 15m Free trade aggregate bill of materials qualifications annually 61m Orders 58m Shipments 17m Invoices 480k Supply and manufacturing nodes 26% of global bookings 46m Containers tracked per month 9m Bookings per month 17m Bills of lading per month 220k+ Network participants 11m Customs declarations 140m Packages 1.7bn Package scans 17m Annual ground loads $40bn Annual commerce spend $18bn Freight spend 50k+ Network participants Note: Preliminary combined trading partners across E2open and BluJay does not take into account potential overlap. 1.9bn Annual transactions 58m Electronic declarations

E2open has leading applications leveraging the largest global trade network

Gartner Magic Quadrant Leaders(1)

Supply Chain Planning
Matching supply to demand

E2OPEN, Logility, Kinaxis, Blue Yonder, OMP

Transportation Mgmt Solutions
Coordinating logistics

Oracle, Manhattan Associates, Blue Yonder, SAP

Multienterprise Network
Enabling communication and collaboration

E2OPEN, infor, One Network Enterprises, SupplyOn

E2OPEN + BLUJAY SOLUTIONS

Supply Chain Planning
Matching supply to demand

Transportation Mgmt Solutions
Coordinating logistics



Multienterprise Network
Enabling communication and collaboration

On-prem → Transitioning to SaaS	SaaS Native
SAP, Blue Yonder, Manhattan Associates, Oracle, OMP, infor, Logility	E2OPEN, Kinaxis, One Network Enterprises, SupplyOn

(1) Reflects the Leader quadrant from the Gartner Supply Chain Planning Magic Quadrant as of February 2021, TMS Magic Quadrant as of March 2021 and the Multienterprise Supply Chain Business Network Magic Quadrant as of May 2020.

20

Note: Metrics as of FY21A. (1) Includes Aerospace and Defense / Automotive. (2) Includes CPG, Apparel, Footwear and Retail. (3) Other consists of Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-Profit, Pharmaceuticals and Biotech. (4) Reflects preliminary combined customers across E2open and BluJay, and does not take into account potential overlap. (5) Enterprise customer defined as >$100k in spend. Combined marquee blue-chip customer bases provide significant opportunity for accelerated revenue growth 21 Industrial(1) Consumer(2) Other(3) Transportation Technology

Financial overview 22

23 95% visibility into 2022E subscription revenue $14m of go-get revenue $9m of go-get revenue $23m of go-get revenue Source: Management estimates. Note: E2open FYE 2/28. BluJay FYE 3/31. Subscription Revenue Under Contract Run-Rate Subscription Revenue Expected FY22E Renewals Expected Net Subscription Adds Base Subscription Revenue Expected FY22E Renewals and Net Subscription Adds 82% subscription of FY22E $558m revenue

BluJay key initiatives: realized organic growth acceleration

BLUJAY DELIVERED 10% ORGANIC GROWTH IN RECURRING REVENUE IN 2H FY21

Mix-shift & Retention

- *Increased mix-shift of TMS-based revenue to drive growth and visibility (~57% of FY19 recurring revenue to ~61% of FY21 recurring revenue)*
- *Distinct account management team to drive increased usage and multi-year contracts that result in price increases*

Increased Sales Coverage

- *Distinct new logo team focused on capturing new logo wins via disciplined pipeline generation, product-led selling and improved win -rates*
- *Specialist sales support for emerging and established products*

Market Expansion

- *Aggressively target underserved markets (tier 1 and 2 LSPs, Freight Forwarders and Shippers) with existing capabilities*
- *Expand partner approach to increase in-direct channels*

Upsell and Cross-sell

- *Capitalize on significant whitespace to sell additional products and capabilities to existing customers*
- *Leverage global coverage to expand relationships with international customers*

Product Development

- *Improve R&D velocity to introduce new feature and functionality to the market*
- *Upgraded Product Management and Development leadership*

Gross / Net retention



+600bps gross retention
+700bps net retention
87%
98%
92%
102%
93%
105%
FY19A
FY20A
FY21E
Gross
Net

FY21 recurring revenue
($ in millions)



% total growth
5%
10%
$63
$66
$65
$71
1H20
1H21
2H20
2H21

COMBINED COMPANY GROWTH CONSIDERATIONS

Tip of the spear product positioning	Benefit of E2open cross-sell / upsell capabilities	Reduction of churn as part of platform	Improved packaging of products	Optimization of long -tail customers	Data monetization as part of broader network

Note: Gross retention reflects management estimate of downsell and normalized churn excluding acquisition-related churn. Net retention reflects management estimate of upsell and price increases net of downsell and normalized churn excluding acquisition-related churn.

24

25 Demonstrated track record of successful integrations and exceeding cost synergy targets E2open has Exceeded Cost Synergy Targets IN ALL of ITS PRIOR 9 Acquisitions Source: Management estimates. Note: Cost base calculated based on Synergies / (TTM Revenue – TTM EBITDA) for the pro forma company. 17% of combined company cost base 17% of combined company cost base 17% of combined company cost base 5% of combined company cost base $20m

Pro forma financial outlook for combined company

	Organic Revenue Growth	Adj. Gross Margin	Adj. EBITDA Margin	FCF Conversion[1]
Medium / long-term target	10%+	Mid-70%'s	High-30%'s	85%+

PF FY 2022E

Organic Revenue Growth[2]	9%	(Conservatively assumes unidentified acquisition churn)
Adj. EBITDA Margin[3,4]	37%	

Source: Management estimates.
Note: E2open's Revenue and Gross Profit reflect Non-GAAP figures per company disclosure.
(1) Free cash flow represents Adj. EBITDA – Capital expenditures – Change in net working capital.
(2) Does not include revenue synergies.
(3) Includes $20m of cost synergies.
(4) PF Adj. EBITDA includes Management's estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change.

26

Value creation opportunity 27

Combined company supported by world-class investors

E2open		BluJay	



Chinh Chu

Founder and CEO, CC Capital

- _Chairman of the Board at E2open_
- _30+ years of investment and private equity experience_
- _Previously Senior Managing Director and Co -Head of Private Equity during 25 years at Blackstone_



Ryan Hinkle

Managing Director, Insight Partners

- _E2open Board of Directors, lead investor from Insight Partners_
- _15+ years of venture capital and private equity experience_
- _Investment experience across Infrastructure Software, SaaS and Internet businesses_



Deep Shah

Co-President, Francisco Partners

- _BluJay Board of Directors, lead investor from Francisco Partners_
- _Co-Leads Francisco Partners' European and Supply Chain investing activities_
- _20+ years of investment and private equity experience with specialty in European investing_



Martin Fichtner

Managing Director, Temasek

- _BluJay Board of Directors_
- _20+ years of investment and private equity experience with specialty in technology and technology-related sectors_
- _Previously Managing Director at Silver Lake Kraftwerk_

28

29 Organic growth strategic objectives and building blocks Organic building blocks Progress to-date Key Management Focus Steady-state target organic revenue growth of 10%+ Sales force optimization Pricing optimization Data and analytics Partnerships / new sales channels Created a separate go-to-market organization focused on new logo growth to further extend our core upsell / cross-sell motion Continue to refine pricing / go-to-market strategy as part of board-led initiative with a third party consultant Collaborating with Dun & Bradstreet to leverage D&B’s and E2open’s significant data assets to derive new data products for over 420 million global businesses Announced partnership with Maersk® to develop and sell new supply chain visibility offering, NeoNavTM powered by E2open DEVELOPING MORE CONVICTION AROUND MEETING AND EXCEEDING OUR LONG-TERM ORGANIC REVENUE GROWTH TARGET

30 BluJay is an important foundational acquisition POSITIONED TO BE THE CATEGORY-DEFINING SAAS SUPPLY CHAIN PLATFORM Transformational Elevates company to a new tier: i) leading product capabilities ii) $200m+ of Adj. EBITDA and iii) greater scale than public comparables Potential stock market re-valuation to close gap of E2open’s valuation to public reference companies Broadest and deepest network differentiates E2open from competitors

31 Potential value creation matrix COST SAVINGS $20m+ - conservative given management historic track record ADDITIONAL REVENUES Conservative estimate of ~$15m additional revenues by year two by cross-selling products across the platform MULTIPLE EXPANSION Potential for 2+ turns of multiple expansion from pro forma valuation today

Operational benchmarking

		E2OPEN / BLUJAY	Manhattan Associates	DESCARTES	Kinaxis	
Scale and Offerings	Enterprise Value ($m)	$4,977 [1]	$8,465	$4,922	$3,122	$3,295
	CY21E Revenue ($m)	558	634	390	246	373
	CY21E Adj. EBITDA ($m)	204 [2]	148	160	32	104
	# of Customers	6,900+ [3]	1,200+	20,000+	100+	95,000+
	Solution Offerings	Comprehensive End-to-End (Execution, Planning, Procurement)	Execution	Execution	Planning	Procurement
	Proprietary Network	●	○	◕	○	◕
	SaaS Subscription-Based	●	◔	◕	●	●
	Cloud-Based Deployment	●	◔	◕	●	●
Financial Metrics	CY21E Organic Revenue Growth[4] (Median: 8.3%)	10% / 9%	8%	6%+	9%	11%
	CY21E Adj. EBITDA Margin (Median: 25.5%)	37%	23%	41%	13%	28%

Note: Market data and consensus estimates as of 5/25/2021. PF FY22E for E2open and BluJay are used as proxies for CY21E.
E2open's Revenue reflects Non-GAAP figures per company disclosure.

(1) Assumes PF Company equity value based on E2open share price of $12.76 as of 5/25/21 and E2open balance sheet estimates for Q2 FY22E.
(2) PF Adj. EBITDA includes Management's estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change
(3) 6,900+ reflects preliminary combined customers across E2open and BluJay, and does not take into account potential overlap.
(4) Growth rates for Descartes, Kinaxis, and SPS Commerce reflect organic growth estimates for CY21E based on company guidance / Wall Street research. E2open 10% growth based on standalone E2open growth for FY22E.

32

Valuation benchmarking Note: Market data and consensus estimates as of 5/25/2021. FY22E for E2open and BluJay is used as a proxy for PF Combined CY21E. E2open balance sheet numbers are estimates for Q2 FY22E. NM reflects multiples >100.0x. (1) PF Adj. EBITDA includes Management’s estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change. (2) Represents Adj. EBITDA – Capital expenditures. 33 Median: 12.6x 1.0x 1.7x 2.1x 1.4x 0.8x Growth adjusted Median: 37.6x Median: 44.6x (1) 2.7x 7.2x 5.1x 10.7x 2.9x Growth adjusted

34 Potential Re-rating: Illustrative combined company price per share at reference company valuation multiples Note: Market data and consensus estimates as of 5/25/2021. FY22E for E2open and BluJay is used as a proxy for PF Combined CY21E. E2open balance sheet numbers are estimates for Q2 FY22E. Implied share price calculated by multiplying reference company multiple by relevant combined company metric and adjusting for combined company balance sheet and shares.

Appendix 35

E2open's end-to-end supply chain solutions

Intelligent Applications End-to-End Process Orchestration

	Channel Shaping	Demand Sensing	Business Planning	Global Trade Management	Transportation & Logistics	Collaborative Manufacturing	Supply Management
	▪ **Visibility into downstream channel data** to optimize supply chain performance ▪ Monitor & **orchestrate all channels:** retail, distributor and online	▪ **Forecast demand** across all horizons ▪ Incorporate key data and **collaborate with customers**	▪ Scenario-based **planning and execution capabilities** ▪ **Balance demand, supply, inventory and financial targets**	▪ Automate import and export processes ▪ Facilitate **cross-border operations** and reduce broker fees	▪ Orchestrate the movement of goods by **connecting every party to critical trade** and **logistics data** ▪ Book directly with carriers via TMS	▪ **Visibility for all manufacturing activities –** internal and external ▪ Monitor key metrics across manufacturing and fulfilment	▪ Orchestrate the **extended multi-tier supply ecosystem** ▪ Ensure complete continuity of supply
Examples of Value Created	▪ Systems consolidation from 70 to 6 ▪ **$40m savings over** 2 years	▪ **30 - 40% increase** in near-term forecast accuracy ▪ **$100m+ reduction of inventory**	▪ **$100m+ in annual spend reduction** ▪ Achieved **near real-time visibility** of all material movements	▪ **Helped save $400m** in duties – on average 10-15% ▪ **Grew FTA utilization** from 4 to 28 in 18 months	▪ **Reduce operational cost** for shipper **by 25%** ▪ Asset utilization for carrier **improves** by **8%+**	▪ Raised inventory **accuracy from 85% to 99%** ▪ Eliminated **$15m / year in non-compliance and audit charges**	▪ **20% inventory costs reduction** in certain segments ▪ 10% productivity gain with process re-engineering

36

Leveraging multi-directional data for end-to-end orchestration drives substantial value for customers E2open’s Key DIFFERENTIATION IS ITS network scale AND ITS ability to INTEGRATE and HARMONIZE data 37 Multi-Directional Multi-enterprise Multi-ecosystem Locate an ocean container Sourcing Manufacturing Transportation 1 2 3 One component lot delivered to a manufacturer has a defect One directional Deliver customer order to the supplier

BluJay's solutions drive meaningful ROI for customers

Global Connectivity

Compliance Management

End-to-End Visibility

Real-time Collaboration

Performance Improvements:
10% transportation savings
15% broker productivity improvements

Average incremental savings:
3%-5% route optimization
10% increased driver productivity

Average incremental savings:
15% cost reduction
20% reduction in errors

Average savings:
7%-10% optimization
3%-5% carrier selection
4%-6% freight audit/pay



Data
Last Mile
Global Trade
Transportation Management

38

Pro forma financials

Revenue



% total growth
9%
9%
Conservatively assumes unidentified acquisition churn
$473
$514
$558
FY20A
FY21A
FY22A

Adj. Gross Profit



$322
$359
$397
68%
70%
71%
FY20A
FY21A
FY22A
% Margin

Adj. EBITDA(1)



$139
$188
$204
29%
37%
37%
FY20A
FY21A
FY22A
% Margin

Adj. EBITDA(1) – CapEx



$108
$149
$170
77%
79%
83%
FY20A
FY21A
FY22A
% EBITDA

Note: FY22E for E2open and BluJay is used as a proxy for PF combined financials. E2open FYE 2/28, BluJay FYE 3/31.
Reflects midpoint of E2open financial outlook for FY22E Revenue, Adj. Gross Profit and Adj. EBITDA. E2open's Revenue and Gross Profit reflect Non-GAAP figures per company disclosure.
PF Adj. EBITDA includes Management's estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change

(1) Including run-rate cost synergies.

39

40 E2open standalone financials Adj. EBITDA Revenue Adj. EBITDA – CapEx % total growth 11% 10% Note: E2open FYE 2/28. Reflects midpoint of E2open financial outlook for FY22E Revenue, Adj. Gross Profit and Adj. EBITDA. E2open’s Revenue and Gross Profit reflect Non-GAAP figures per company disclosure. Adj. Gross Profit

BluJay standalone financials

Revenue



% total growth
5%
7%
Conservatively assumes unidentified acquisition churn
$168
$176
$188
FY20A
FY21E
FY22E

Gross Profit

Adj. EBITDA(1)



$51
$59
$64
30%
33%
34%
FY20A
FY21E
FY22E
% Margin

Adj. EBITDA(1) – CapEx



$41
$49
$53
82%
83%
84%
FY20A
FY21E
FY22E
% EBITDA

Note: BluJay FYE 3/31.

(1) FY20 – FY22 Adj. EBITDA includes Management's estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change.

41

Transaction summary

Sources	
Incremental First Lien	$380
Equity Consideration[1]	924
PIPE Equity	300
Cash from Balance Sheet	154
Total Sources	**$1,757**

Uses	
Cash to Sellers	$442
Equity Consideration[1]	924
Repayment of Existing Debt	317
Fees & Expenses	75
Total Uses	**$1,757**

Pro Forma Capitalization

	Q2 FY22E	Δ	Pro forma Q2 FY22E	
Cash	$225	($154)	$71	
Revolver ($75m+)	-	-	-	
First lien term loan	522[2]	380	902	
Other indebtedness	12	-	12	
Total debt	**$534**		**$914**	**4.5x**
Net debt	309		843	4.1x
Equity (As of 5/25/21)	$2,841		$4,134[3]	
Enterprise Value	**$3,151**		**$4,977**	**24.3x**
PF Adj. EBITDA			$204[4,5]	

Pro Forma Ownership


New PIPE shareholders 9%
Existing E2open shareholders 69%
BluJay shareholders 22%

Note: All values are estimated and to be finalized.
(1) Equity issuance of 72.4m shares Class A Common Stock based on share price of $12.76 as of 5/25/21 market close.
(2) Reflects half a year of mandatory amortization on existing E2 Term Loan.
(3) Reflects PIPE and BluJay shareholder equity consideration at $12.76 as of 5/25/21 market close.
(4) Including run-rate cost synergies of $20m.
(5) PF Adj. EBITDA includes Management's estimate of BluJay preliminary GAAP Adj. EBITDA of $64m based on IFRS Adj. EBITDA of $71m. The company has historically prepared its financial statements based on IFRS. Its auditors are converting its numbers to GAAP in connection with this transaction – as a result, this estimate is preliminary and is subject to change.

42